UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

December 12, 2016 (December 7, 2016)

Date of Report (date of earliest event reported)

COMMUNITY HEALTH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15925	13-3893191
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4000 Meridian Boulevard

Franklin, Tennessee 37067

(Address of principal executive offices)

Registrant’s telephone number, including area code: (615) 465-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective December 7, 2016, the Board of Directors (the “Board”) of Community Health Systems, Inc. (the “Company”) approved the amendment and restatement of the Company’s By-laws (the “By-laws”). The amendments include the implementation of new “proxy access” rights for eligible stockholders, as well as a number of amendments to update the bylaws for changes in law and practice and clarifications and reformatting.

Article II, Section 15 has been added to the By-laws to permit a stockholder, or a group of up to 20 stockholders, owning 3% or more of the Company’s outstanding common stock continuously for at least three years to nominate and include in the Company’s proxy materials for its annual meeting of stockholders nominees for election to the Company’s Board of Directors constituting up to the greater of two individuals or 20% of the number of Directors currently serving on the Company’s Board, provided that the stockholder(s) and the nominee(s) satisfy the requirements specified in the By-laws.

The updating provisions which have been added include provisions addressing virtual meetings, the ability of the Company to set two record dates for meetings (one for notice and one for voting), the use of “householding” and the electronic delivery of proxy materials, including the posting of proxy materials on an electronic network with a separate notice of such posting. Additional provisions were added as to the role of inspectors of election and the conduct of stockholder meetings.

The advance notice provisions in Article II, Section 12 and Section 13 of the By-laws have been amended to add customary provisions for additional information to be provided on matters such as arrangements with third parties or between the nominee and the proponent, information that the Company reasonably requests as to a nominee’s independence and/or qualifications, any interest of the proponent in the business being proposed, and the delivery by the nominee of a completed informational questionnaire, and acknowledgement of the Company’s policies as well as disclosure of any existing voting commitment or compensation arrangements.

The record date provisions in Article V, Section 7 of the By-laws have been amended to provide that stockholders seeking to act by written consent must first request the Company’s Board to set a record date for such consents (which the Board must do within 10 days, and which record date shall be no more than 10 days later than the Board action) and to permit a prompt ministerial review of the validity of the consents received.

The foregoing description of the By-laws, as amended, is qualified in its entirety by reference to the full text of the Amended and Restated By-laws of the Company, a copy of which is attached as Exhibit 3.1 to this report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

The following item is included as an Exhibit to this report and incorporated herein by reference:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

3.1	Amended and Restated By-laws of Community Health Systems, Inc., dated December 7, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 12, 2016	COMMUNITY HEALTH SYSTEMS, INC. (Registrant)

	By:	/s/ Wayne T. Smith
Wayne T. Smith
Chairman of the Board and Chief Executive Officer (principal executive officer)

Exhibit Index

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

3.1	Amended and Restated By-laws of Community Health Systems, Inc., dated December 7, 2016